 Exhibit 10.5

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Omitted Information is indicated by [***]

FIRST AMENDMENT TO THE

SUPPLY AGREEMENT (GND0132-23) FOR THE EVE-100 PROGRAM

(THIS DOCUMENT REFERENCE GDN0012-24)

This [First] Amendment (“Amendment”) is made and entered to be effective as of November 29th , 2023 the  (“Effective Date”), by and between EVE UAM, LLC., a limited liability company organized under the laws of the State of Delaware, United States, having its principal place of business at 1400 General Aviation Drive, Melbourne, FL 32935, United States and Embraer S.A., a corporation existing under the laws of the Federative Republic of Brazil, having its principal place of business at Avenida Brigadeiro Faria Lima, 2170, in the city of São José dos Campos, State of São Paulo, Brazil acting on behalf of Eve pursuant to the Master Services Agreement (defined below) (where the context requires, Eve and Embraer collectively, the “Buyer” or “Buyer Group”), and Nidec Aerospace LLC, a company existing under the laws of Delaware, United States of America and having its principal place of business at 8050 West Florissant Avenue, Ferguson, Missouri 63136, USA (“Supplier”), is in regard to the Supply Agreement GND0132-23 entered into by Embraer and Supplier on June 16th, 2023 for the supply of certain equipment and related services, as amended from time to time (collectively the “Original Agreement”).

EVE and Embraer are hereinafter collectively referred to as “Buyer”.

Embraer and Supplier are referred to herein, individually, as a “Party”, and collectively as the “Parties”.

All capitalized terms used herein, unless otherwise defined or indicated, shall have the same meaning as referred to in the Original Agreement.

WHEREAS, Buyer and Supplier have decided to revise certain terms of the Original Agreement;

WHEREAS, Embraer and EVE have entered into that certain Master Services Agreement, dated December 14th, 2021 (the “Master Services Agreement”), pursuant to which Embraer will render services to EVE, to among other things, select suppliers in connection with the development and production of the EVE-100, and, for purposes of this Agreement, Embraer is acting on behalf of EVE solely as a service provider pursuant to the Master Services Agreement;

WHEREAS, [***];

WHEREAS, Supplier agrees to supply of certain aeronautical products for use in the full scale Proof of Concept Electrical Vertical Takeoff and Landing vehicle (“POC2”) which was formalized by Buyer in the letter [***] Commercial Settlement - EPU for eVTOL POC and is herein described in the Exhibit A.1;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree to amend the Original Agreement as follows:

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1-                 MODIFIED OR ADDED EXHIBITS

1.1              The following Exhibit attached hereto is hereby included and become an integral part of the Original Agreement:

Exhibit A              [***]

Exhibit A.1          [***]

Exhibit D.1          [***]

Exhibit I               [***]

2-                 MODIFIED OR ADDED PROVISIONS

2.1              Section 2.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

2.1 Subject of Agreement

According to the terms and conditions of this Agreement, Supplier agrees to design, develop, certify, industrialize, manufacture, test, provide support for certification at any Airworthiness Authority and supply the Products for use or installation on the Aircraft. Supplier must furthermore provide the Services and Customer Support in accordance with the terms of the Product Support Agreement – Exhibit G, and cooperate, as reasonably requested by Buyer, with all Other Program Participants.

Supplier acknowledges that it is expecting to have a production capability to supply [***] Shipsets to Buyer per year or the equivalent of [***] Shipset delivered per calendar month.

Buyer does guarantee to Supplier: (i) one hundred percent ([***]%) of the first [***] years after [***] or [***] Shipsets, whichever occurs later, of any Products to be purchased by Buyer under this Agreement and/or under any Purchase Order and (ii) [***] of any Products to be purchased by Buyer under this Agreement and/or under any Purchase Order. If volume falls below [***] shipsets per calendar year starting the second year after start of production, parties agree to meet and work together on a resolution to this situation which could include a price increase or a jointly agreed contract termination as possible solutions. The Parties agree that Buyer, at any time during the life of this Agreement and in its sole discretion, may purchase similar or comparable products and/or services from other suppliers so long as Buyer purchases the volumes of Product as described herefore in this Section.

Notwithstanding the foregoing, Parties agree that (a) if any Product is, in Buyers’ reasonable judgment, not technologically competitive, for reasons including, but not limited to, availability in the marketplace of significant changes in technology, design, materials, specifications or manufacturing processes which result in a reduced weight or improved appearance, performance, functionality, maintainability or reliability, or (b) in case of an Event of Default by Supplier; the provisions established on item (i) above shall not apply and Buyer shall be allowed, at its sole discretion, to procure or purchase similar or comparable products and/or services to those provided under this Agreement, from any third parties. In case of item “(a)”, Buyer agrees to entitle Supplier to participate in the procurement process and submit a revised proposal. If such proposal is competitive to the potential alternate source, Buyer agrees to maintain the provisions established on item (i) above.

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Buyer grants to Supplier the right to perform an audit at Buyer's premises by a third-party audit company selected by Supplier and approved by Buyer and such approval shall not be unreasonably withheld. Any audit shall be at the cost and expense of Supplier unless the audit determines a discrepancy of the terms under the Section 2.1 by Buyer, in which case Buyer shall reimburse the reasonable cost of the audit to Supplier. Such audit shall include all data necessary, as determined by the independent auditor, to validate the minimum volume commitment of [***]. In the event a discrepancy is discovered by the independent auditor, Buyer agrees to add to the [***] committed volume for the year subsequent of the year for which the audit was performed, the quantity of Products that were not purchased by Buyer from Supplier as indicated in the audit report.

In case Buyer fails to comply with the [***] committed volume for at least [***] consecutive years, Supplier is entitled at its own discretion to do not concede the Volume based discount as per Section 3.4.3.1 in this Agreement as well as to do not apply any cap in the Price Adjustment for the subsequent years until the volume commitment be fulfilled by Buyer according to this Section 2.1.

In addition, Parties agree that for every ten kilograms [***] of Shipset weight reduction, starting at five hundred and fifty kilograms [***] , Buyer will increase at one point five percent [***] the volume share committed in this Section 2.1 with a cap of [***] increase.

According to the terms and conditions of this Agreement, Supplier agrees to design, develop, manufacture, test, supply, ship, transfer, and support to Embraer the Products listed in Exhibit A.1 – [***].

2.2              Section 3.4.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

Price will be adjusted according to the following formula (upwards or downwards, as the case may be):

[***]

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3.3              The following provision is added to the Original Agreement as Section 7.2.5:

7.2.5              Termination by Embraer Upon Certain Events

[***]

[***]

3.4               Section 6.8.3 of the Original Agreement is hereby replaced in its entirety with the following:

[***]

The software load content will be mutually agreed by both Parties.

For software loads including modifications classified as “Immediate must fix item” or “High Priority”, according to the definitions stated in Exhibit D – Statement of Work (SOW) Supplier agrees to use its reasonable commercial efforts to release the respective load in the shorter period possible, according to the terms set forth herein in this Agreement.

For the avoidance of doubt, the cycle of software loads addressed in this Section 6.8.3 shall not take into account the planned loads for the development and certification of subsequent Aircraft models.

3.5               Section 7.5.3 of the Original Agreement is hereby replaced in its entirety with the following:

[***]

[***]

[***]

[***]

[***]

[***]

3.6               Section 7.7.2 of the Original Agreement is hereby replaced in its entirety with the following:

7.7.2              Supplier’s Limitation of Liability

7.7.2.1              [***].

7.7.2.2              [***].

[***]

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3-                 ENTIRE AGREEMENT

The Original Agreement, as modified from time to time in writing by the Parties and jointly with this Amendment, including all Exhibits, constitutes the complete and exclusive agreement between the Parties relating to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral. Furthermore, the terms and conditions contained in this Amendment do not create or represent a precedent for the interpretation of any other agreements that have been or will be executed between the Parties not relation to the subject matter hereof.

All other terms and conditions set forth in the Original Agreement, not expressly modified by this Amendment, are hereby expressly ratified by the Parties, incorporated by reference, and remain in full force and effect. In case of any conflict between this Amendment and the Original Agreement, this Amendment shall prevail.

If any provision of the Original Agreement, as amended from time to time, is or becomes void or unenforceable by force or operation of law, the other provisions shall remain valid and enforceable.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their duly authorized officers and to be effective as of the Effective Date above written.

By EVE UAM, LLC:

/s/ Luiz Felipe Ribeiro Valentini	/s/ Eduardo Siffert Couto
Name: /s/ Luiz Felipe Ribeiro Valentini	Name: /s/ Eduardo Siffert Couto
Title: Chief Technology Officer	Title: Chief Financial Officer

By EMBRAER S.A.:

/s/ Fernando Bertoncini	/s/ Erik Adriano da Silva
Name: /s/ Fernando Bertoncini	Name: /s/ Erik Adriano da Silva
Title: Director, Procurement, Contracts	Title: Director, Procurement, Contracts

By NIDEC AEROSPACE LLC:

/s/ Vincent Braley
Name: /s/ Vincent Braley	Name:
Title: Chief Executive Officer	Title:

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